UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2010

GENERAL MOTORS FINANCIAL COMPANY, INC.

(Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Cherry Street, Suite 3500, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

AmeriCredit Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

Item 8.01	Other Events

On October 21, 2010, General Motors Financial Company, Inc. (formerly known as AmeriCredit Corp. (the “Company”)) caused the Fundamental Change Company Notice and Notice of Conversion Procedure to be mailed to the holders of notes issued pursuant to the indenture relating to its 0.75% convertible senior notes due 2011 and the indenture relating to its 2.125% convertible senior notes due 2013 (collectively, the “Notes”), as a result of the Fundamental Change that occurred upon the consummation of the merger (the “Merger”) pursuant to the previously announced Agreement and Plan of Merger, dated as of July 21, 2010, among General Motors Holdings LLC (“Holdings”), a wholly-owned subsidiary of General Motors Company, Goalie Texas Holdco Inc. (“Goalie”), and the Company, whereby the Company survived the Merger with Goalie and became a wholly-owned subsidiary of Holdings and a wholly-owned indirect subsidiary of General Motors Company. As a result of the Merger the holders of Notes may exercise their conversion rights and also have the right to require the Company to repurchase their Notes in accordance with the terms of the respective indenture under which the Notes were issued.

A copy of the Company’s announcement of the Fundamental Change Company Notice and Notice of Conversion Procedure is attached as Exhibit 99.1 to this Form 8-K, which is incorporated herein by reference. A copy of the Fundamental Change Company Notice and Notice of Conversion Procedure for each indenture is attached as Exhibit 99.2 and 99.3 to this Form 8-K, which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 21, 2010

99.2	Fundamental Change Company Notice and Notice of Conversion Procedure, dated October 21, 2010 relating to the Company’s 0.75% Convertible Senior Notes due 2011

99.3	Fundamental Change Company Notice and Notice of Conversion Procedure, dated October 21, 2010 relating to the Company’s 2.125% Convertible Senior Notes due 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated October 21, 2010	GENERAL MOTORS FINANCIAL COMPANY, INC.

	By:	/s/ Chris A. Choate
	Name:	Chris A. Choate
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 21, 2010

99.2	Fundamental Change Company Notice and Notice of Conversion Procedure, dated October 21, 2010 relating to the Company’s 0.75% Convertible Senior Notes due 2011

99.3	Fundamental Change Company Notice and Notice of Conversion Procedure, dated October 21, 2010 relating to the Company’s 2.125% Convertible Senior Notes due 2013